UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

Texas Pacific Land Trust

(Exact name of registrant as specified in its charter)

Not Applicable	1-737	75-0279735
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Pacific Avenue, Suite 2770
Dallas, Texas	75201
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 969-5530

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Item 8.01	Other Events.

Proxy Supplement and Meeting Adjournment

On May 3, 2019, General Donald G. Cook, USAF (Retired), the incumbent trustees’ candidate for election at the upcoming special meeting (the “Special Meeting”) of holders of sub-share certificates of proprietary interest, par value $0.03-1/3 (“Shareholders”) of Texas Pacific Land Trust (the “Trust”), submitted a formal letter of resignation set forth as Exhibit 99.1 (the “Letter of Resignation”) to the Trust. Pursuant to the Letter of Resignation, General Cook committed to resign as a trustee of the Trust, if elected, after no more than three years following his election, at which point he plans to stand for reelection if renominated.

The SEC has advised the Trust that it believes General Cook’s commitment to resign after no more than three years following his election may constitute a “fundamental change” in the meaning of Note 1 to Rule 14a-6(a) of the Rules promulgated under Section 14 of Securities Exchange Act of 1934, as amended, which requires the filing and mailing of a supplement to the Trust’s definitive proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2019 (the “Proxy Supplement”) to Shareholders. Consequently, the Trust intends to file and mail such Proxy Supplement no later than May 10, 2019.

To provide Shareholders with sufficient time to receive by mail and review such Proxy Supplement in order to be able to cast their votes on a fully informed basis, the Trust will convene and then adjourn, without conducting any business, the Special Meeting scheduled to occur at 10:00 a.m., Central Time, on May 22, 2019, and reconvene at the originally announced location in the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201, at 10:00 a.m. Central Time on June 6, 2019. The record date of March 28, 2019, and the proposal to be voted on at the Special Meeting remain unchanged. Shareholders who have voted do not need to recast their votes, and proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

Press Release

On May 8, 2019, the Trust issued a press release related to the foregoing, which press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Letter of Resignation of General Cook, dated May 3, 2019.
99.2	Press Release of Texas Pacific Land Trust, dated May 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019	TEXAS PACIFIC LAND TRUST

	By:	/s/ Robert Packer
	Name:	Robert Packer
	Title:	Chief Financial Officer

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